UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (407) 900-5259

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Effective May 10, 2023, Luminar Technologies, Inc. (the “Company”) entered into subscription agreements with P3 USA, Inc., Sinergix, LLC, STEER Tech, Inc., Swiss Re Solutions Ltd., Seraph Consulting, Inc. and Van Pelt, Yi & James LLP (collectively, the “Vendors”) pursuant to which the Company issued to the Vendors 1,579,778, 1,105,845, 333,000, 315,955, 157,977 and 39,494 shares of Company Class A common stock, respectively (collectively, the “Shares”), in payment for services rendered or to be rendered under contractual arrangements with the Vendors. Shares issued to the Vendors will vest over time as payments become due and if the Company elects, in its discretion, to make such payments in shares in lieu of cash.
The offering of the Shares issued pursuant to the subscription agreements were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-262250), which was filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2022, and amended by Amendment No.1 filed with the SEC on February 1, 2022, and which was declared effective by the SEC on February 3, 2022.
A copy of the legal opinion of Orrick, Herrington & Sutcliffe LLP relating to the validity of the Shares is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).
99.1	Form of Subscription Agreement (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3, filed with the Securities and Commission on January 20, 2022).
104	Cover page interactive data file formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: May 15, 2023	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer